#1500, 701 West Georgia Street,

Vancouver, BC  V7Y 1C6

23rd December 2015

Further High Grade Drill Results from Infill Sampling over the Mansounia Gold Project, Guinea, West Africa

Highlights

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122 Infill samples taken on existing diamond core has resulted in further broad high grade oxide supergene mineralisation being intersected near surface (less than 60m depth from natural surface), including 38m at 0.94g/t Au from 22m in drill hole MDD013 and 28m at 3.65g/t Au from 6 to 34m with 2m at 40.84g/t Au from 28 to 30m in drill hole MDD016.

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63% of samples (77 out of 122 samples tested) taken returned in-excess of 0.4 g/t Au (proposed heap leach economic ore grade).

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Of the mineralised 77 samples which exceed the proposed ore grade of 0.4g/t Au, the average grade is 1.36g/t Au which also exceeded expectation pointing toward grade upside.

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Infill sampling upon the Mansounia diamond core is 100% complete with results confirming the continuity of mineralisation near surface and indicating a potential for an upgrade in near surface resources.

Blox Inc. (OTC:BLXX, “Blox” or the “Company” ) is again pleased to announce further high grade results from the near surface infill sampling campaign completed recently which focused on further defining the near surface supergene mineralisation continuity.

The sampling program commenced and was completed in November 2015 in response to positive results from phase one of the sampling campaign completed by Spiers Geological Consultants (“SGC”) on behalf of Blox Inc.

The Company has elected to continue with a second phase of infill sampling to both test un-sampled core and to potentially extend the resource base, which is believed by the Company would further support and improve the project economics.

Some significant results from the infill sampling of existing diamond core holes include;

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44m at 0.68g/t Au from 4 to 48m in drill hole MDD009

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12m @ 0.90 g/t Au from surface in drill hole MDD013

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36m @ 0.52 g/t Au from 4 metres in drill hole MDD015

#1500, 701 West Georgia Street,

Vancouver, BC  V7Y 1C6

•

24m @ 0.71 g/t Au from 6m in drill hole MDD017

Note: Intersections are reported as down-hole length and not true width.

The second phase of infill sampling continued to confirm strong near surface mineralised continuity at depths less than 50m (Figures 2 and 5).

As noted previously by Blox Inc., the completion of the infill sampling will now trigger a period of independent resource review and update which will be conducted with a view to upgrading the project Mineral Resource Estimates and subsequently fast-track the project into production.

Concurrent with the planned project feasibility analysis during 2016, other work will include geological and structural evaluations of the immediate and surrounding geological terrain, local and regional targeting and identification of potential additional mineralisation in-line with a move to an updated economic assessment.

The completion of infill sampling over the main Mansounia project area together with the solid outcomes has provided further momentum toward the transition from exploration to open pit mining.

Blox Inc. Chief Executive Officer, Robert Spiers noted that, “The finalisation of the second round of infill sampling has drawn this program to an end, with the strength of the outcomes achieving and exceeding expectations. The consistency of the mineralised intercepts illustrates the continued strengthening of the near surface mineralised trend”.

/s/ Robert Spiers

Mr Robert Spiers

Chief Executive Officer

Competent Persons Statement

The information in this report that relates to the Exploration Results, Mineral Resources and Ore Reserves is based on information compiled by Mr Robert Spiers who is a Member of the Australian Institute of Geoscientists. Mr Spiers has more than 5 years’ experience relevant to the styles of mineralisation and type of deposit under consideration and to the activity which they are undertaking to qualify as a Competent Person, as defined in the 2012 Edition of the “Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves”.

#1500, 701 West Georgia Street,

Vancouver, BC  V7Y 1C6

Mr Spiers is a full time employees of Blox Inc. Mr Spiers has consented to the inclusion of the matters in this report based on their information in the form and context in which it appears. Aspect pertaining to historical Mineral Resource Estimates were prepared and last disclosed under the JORC Code 2004 by Runge Limited, 2012. Except where noted, it has not been updated since to comply with the JORC Code 2012 on the basis that the information has not materially changed since it was last reported.

Forward Looking Statement Disclaimer

This press release may present "forward-looking statements" within the meaning of applicable securities legislation that involve inherent risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect continuing the economic re-assessment of our assets in Guinea and Ghana, or potentially moving into production in the medium term. Generally, these forward-looking statements can be identified by the use of forward looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved".

Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Blox Inc or the combined company to be materially different from those expressed or implied by such forward looking statements, including but not limited to: risks related to international operations, risks related to the integration of acquisitions; risks related to joint venture operations; actual results of current exploration activities; actual results of current or future reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of gold and other minerals and metals; possible variations in ore reserves, grade or recovery rates; failure of equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; and delays in obtaining governmental approvals or financing or in the completion of development or construction activities.

Although the management and officers of Blox Inc. believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions and have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Blox Inc does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.

#1500, 701 West Georgia Street,

Vancouver, BC  V7Y 1C6

Table 1. Significant intercepts from the infill sampling of existing diamond core.

Notes:

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Grid coordinates are WGS84 Zone 29 North

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Holes are predominantly HQ diamond core sampled every 2m by cutting the core in half to provide a 4-8kg sample

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Cut-off grade for reporting of intercepts is >0.4g/t Au (in-line with field studies) with a maximum of 4m consecutive internal dilution included within the intercept; only intercepts >=4m are reported

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No top cut of individual assays prior to length weighted compositing of the reported intercept has been applied

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Given that the angle of the drill holes are approximately 60° from horizontal and the mineralised zone is essentially flat 0° from horizontal the reported intercepts are slightly larger than the true width of the mineralised zones

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All other drill holes depicted on accompanying sections and plans are from previous years and significant results previously reported.

#1500, 701 West Georgia Street,

Vancouver, BC  V7Y 1C6

 Figure 1: Drill-hole Location Plan.

Mansounia Drill Plan 2015
Blox Inc 2015
Review Area
Mansounia
Concession
1150000Y
1140000Y
410000X
420000X
412500X
413000X
413500X
1148500Y
1148000Y
MDD017
MDD016
MDD015
MDD013
MDD014
MDD007
MDD011
MDD012
MDD001
MDD002
MDD003
MDD004
MDD005
MDD006

  Figure 2: Section 1148200mN.

#1500, 701 West Georgia Street,

Vancouver, BC  V7Y 1C6

Figure 3: Section 1148300mN.

Figure 4: Section 1148400mN.

#1500, 701 West Georgia Street,

Vancouver, BC  V7Y 1C6

 Figure 5: Section 1148600mN.